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                                                                  EXECUTION COPY


                                                                   EXHIBIT 10.25

                      AMENDED AND RESTATED PLEDGE AGREEMENT


        AMENDED AND RESTATED PLEDGE AGREEMENT dated as of November 30, 1999 and amended and restated as of February 23, 2001 among ORBITAL SCIENCES CORPORATION (with its successors, the "BORROWER"), each of the Subsidiaries of the Borrower listed on the signature pages hereof and each other Subsidiary of the Borrower that may from time to time become a party to this Agreement (each such Subsidiary, with its successors, a "SUBSIDIARY PLEDGOR" and together with the Borrower, the "PLEDGORS") MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent (with its successors, the "COLLATERAL AGENT" ).

                              W I T N E S S E T H:

        WHEREAS, the Borrower, certain banks listed therein, Morgan Guaranty Trust Company of New York, as administrative agent (the "ADMINISTRATIVE AGENT") and the Collateral Agent have entered into a 364-Day Senior Credit Agreement dated as of February 23, 2001 (as amended from time to time, the "NEW AGREEMENT"); and

        WHEREAS, the Borrower and certain of its Subsidiaries, certain banks listed therein, the Collateral Agent and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of December 21, 1998 (as heretofore amended, as amended and restated by Amendment No. 13 thereto dated as of the date hereof ("AMENDMENT NO. 13") and as the same may be further amended from time to time hereafter, the "EXISTING AGREEMENT"); and

        WHEREAS, the Pledgors and the Collateral Agent have entered into a Pledge Agreement dated as November 30, 1999 (the "EXISTING PLEDGE AGREEMENT"); and

        WHEREAS, pursuant to the New Agreement and Amendment No. 13, the Borrower and Subsidiary Pledgors party hereto are required to enter into a pledge agreement substantially in the form hereof; and


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        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Pledge Agreement is amended and restated in its entirety as follows:

        SECTION 1. Definitions . Terms defined in the Credit Agreements and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

        "COLLATERAL" has the meaning assigned to such term in Section 3(a).

        "CREDIT AGREEMENT" means the New Agreement or the Existing Agreement, and "CREDIT Agreements" means the New Agreement and the Existing Agreement.

        "DEFAULT" means a Default as defined in either Credit Agreement.

        "DOMESTIC ISSUER" means any Issuer that is incorporated in the United States or any State thereof.

        "EVENT OF DEFAULT" means an Event of Default as defined in either Credit Agreement.

        "EXISTING ISSUER" means each Person listed on Schedule I under the heading "Existing Issuer".

        "FINANCING DOCUMENT" means any Financing Document as defined in either Credit Agreement.

        "ISSUER" means (i) each Existing Issuer and (ii) each New Issuer.

        "JUNIOR BANK PARTIES" means the Administrative Agent under the Existing Agreement, each Bank from time to time party to the Existing Agreement and the Treasury Management Bank.

        "JUNIOR BANK SECURED OBLIGATIONS" means:

        (x) with respect to the Borrower, (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan to the Borrower under, or any note issued by the Borrower pursuant to, the Existing Agreement, (b) all Reimbursement Obligations and all interest thereon (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the



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bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding), (c) all other amounts payable by the Borrower under any Financing Document in respect of or relating to the Existing Agreement, and (d) any renewals or extensions of any of the foregoing; and

        (y) with respect to the Borrower, all amounts payable by the Borrower pursuant to the Treasury Management Agreement; provided that such amounts shall not constitute Junior Bank Secured Obligations to the extent the aggregate amount thereof exceeds $4,300,000; and

        (z) with respect to each Subsidiary Pledgor, all obligations of such Subsidiary Pledgor incurred by such Subsidiary Pledgor pursuant to Section 23 of the Security Agreement with respect to the obligations described in (x) and (y) above.

        "JUNIOR SECURED OBLIGATIONS" means the Junior Bank Secured Obligations and the NML Secured Obligations.

        "JUNIOR SECURED PARTIES" means the Junior Bank Parties and NML.

        "LETTER OF CREDIT OBLIGATION" means, at any time, any Reimbursement Obligations or other obligation to make a payment in connection with a Letter of Credit issued under the Existing Agreement, including contingent obligations with respect to amounts which are then, or may thereafter become, available for drawing under such Letter of Credit.

        "NEW ISSUER" has the meaning assigned to such term in clause (i) of
Section 3(b).

        "NML GUARANTY AGREEMENT" means the Guaranty dated as of November 30, 1999 among the Subsidiary Pledgors and NML.

        "NML NOTE AGREEMENT" means the agreement dated as of June 1, 1995 (as amended from time to time) between the Borrower and The Northwestern Mutual Life Insurance Company (with its successors and assigns, "NML").

        "NML SECURED OBLIGATIONS" means:

        (x) with respect to the Borrower, (a) all principal of and interest on any note issued by the Borrower pursuant to the NML Note Agreement (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding), (b) all other amounts, including without limitation, make-whole amount, if any, payable by the Borrower under the NML Note Agreement and (c) any renewals or extensions of any of the foregoing; and



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        (y)     with respect to each Subsidiary Pledgor, all obligations of such
Subsidiary Pledgor incurred by such Subsidiary Pledgor pursuant to the NML Guaranty Agreement or pursuant to Section 23 of the Security Agreement with respect to the obligations described in (x) above.

        "PLEDGED INSTRUMENTS" means any instrument required to be pledged to the Collateral Agent pursuant to Section 3(b).

        "PLEDGED SECURITIES" means the Pledged Instruments and the Pledged
Stock.

        "PLEDGED STOCK" means, with respect to each Pledgor, (i) the capital stock, limited liability company interests, partnership interests or other equity interests of each Existing Issuer described on Schedule I (attached hereto) opposite the name of such Existing Issuer held by such Pledgor and (ii) any other capital stock, limited liability company interests, partnership interests or other equity interests of any Issuer required to be pledged by such Pledgor to the Collateral Agent pursuant to Section 3(b).

        "REQUIRED BANKS" means (i) until such time as all Loans outstanding under the New Agreement have been paid in full, together with accrued interest thereon and all other amounts then due under the New Agreement, and the Commitments thereunder shall have terminated, the Required Banks as defined in the New Agreement and (ii) thereafter, the Required Banks as defined in the Existing Agreement.

        "SECURED OBLIGATIONS" means:

        (x) with respect to the Borrower, (a) the Senior Secured Obligations of the Borrower, (b) the Junior Bank Secured Obligations of the Borrower and (c) the NML Secured Obligations of the Borrower; and

        (y) with respect to each Subsidiary Pledgor, (a) the Senior Secured Obligations of the Subsidiary Pledgor, (b) the Junior Bank Secured Obligations of such Subsidiary Pledgor and (c) the NML Secured Obligations of such Subsidiary Pledgor.

        "SECURED PARTIES" means the Senior Secured Parties, the Junior Secured Parties and the Collateral Agent.



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        "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

        "SENIOR SECURED OBLIGATIONS" means:

        (x) with respect to the Borrower, (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan to the Borrower under, or any note issued by the Borrower pursuant to, the New Agreement, (b) all other amounts payable by the Borrower under any Financing Document in respect of or relating to the New Agreement and (c) any renewals or extensions of any of the foregoing; and

        (y) with respect to each Subsidiary Pledgor, all obligations of such Subsidiary Pledgor incurred by such Subsidiary Pledgor pursuant to Section 23 of the Security Agreement with respect to the obligations described in (x) above.

        "SENIOR SECURED PARTIES" means the Administrative Agent under the New Agreement and each bank from time to time party to the New Agreement.

        "TREASURY MANAGEMENT AGREEMENT" means the treasury management arrangement established by the Treasury Management Bank for the benefit of the Company, as evidenced by, among other things, that certain zero Balance Account Service Agreement dated as of May 15, 1997 and that certain Authorization and Agreement for Treasury Services dated as of the date hereof, including those accounts bearing account numbers 4113052459, 4122852365, 79176554 and 4113052381, and such other accounts as are or may be established in connection therewith.

        "TREASURY MANAGEMENT BANK" means Bank of America, N.A., in its capacity as provider of treasury management services under the Treasury Management Agreement. The term shall also include any affiliate providing such services under the Treasury Management Agreement.

        Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

        SECTION 2. Representations and Warranties . Each Pledgor represents and warrants as follows:

        (a) Title to Pledged Securities. Such Pledgor owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests. The Pledged Stock includes all of the issued and outstanding capital stock or other equity interests of each Issuer held by such Pledgor. All of the Pledged Stock



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constituting capital stock or other equity interests of any Person that is a
Subsidiary of such Pledgor has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Such Pledgor is not and will not become party to or otherwise bound by any agreement (other than this Agreement and the NML Note Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto. The parties hereto acknowledge that the NML Note Agreement contains restrictions on the ability of the Borrower and its Subsidiaries to grant Liens on their respective assets. Each Pledgor represents and warrants that the execution, delivery and performance by such Pledgor of this Agreement (including without limitation the granting by such Pledgor of the Security Interests on such Pledgor's Collateral) does not contradict, or constitute a default under, the NML Note Agreement.

        (b) Validity, Perfection and Priority of Security Interests. Upon the delivery of the Pledged Instruments and certificates representing the Pledged Stock to the Collateral Agent in accordance with Section 4 hereof, the Collateral Agent will have valid and perfected security interests in the Collateral (other than any Pledged Stock not evidenced by certificates) subject to no prior Lien. Upon the filing of financing statements listing such Pledgor as "debtor" and the Collateral Agent as "secured party" in the locations where such filing must be made under the UCC in order to perfect a security interest in collateral consisting of general intangibles, the Collateral Agent will have valid and perfected security interests in the Collateral of such Pledgor consisting of Pledged Stock not evidenced by certificates, subject to no prior Lien. Except as set forth in the immediately preceding sentence, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. None of the Pledgor or any of their respective Subsidiaries has performed or will perform any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Collateral Agent in any such enforcement.

        (c) UCC Filing Locations. The chief executive office of each Pledgor is located at the address set forth on Schedule II opposite the name of such Pledgor (or on a counterpart of this Agreement executed by such Pledgor and pursuant to which such Pledgor has become a party to this Agreement). Under the Uniform Commercial Code as in effect in the State in which such office is located, a local filing in the office set forth on Schedule II opposite such Pledgor's name (or on such counterpart) is required to perfect a security interest in collateral consisting of general intangibles.



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        SECTION 3. The Security Interests . (a) In order to secure the full and punctual payment of the Junior Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of each Pledgor hereunder and under the other Financing Documents with respect thereto, each Pledgor hereby assigns and pledges to and with the Collateral Agent for the benefit of the Junior Secured Parties and grants to the Collateral Agent for the benefit of the Junior Secured Parties security interests in the Pledged Securities held by such Pledgor, and all of its rights and privileges with respect to such Pledged Securities, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "COLLATERAL").

        The Security Interests granted pursuant to this Section 3(a) shall be subordinate to the Security Interests granted pursuant to Section 3(b).

        (b) In order to secure the full and punctual payment of the Senior Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of each Pledgor hereunder and under the other Financing Documents with respect thereto, each Pledgor hereby assigns and pledges to and with the Collateral Agent for the benefit of the Senior Secured Parties and grants to the Collateral Agent for the benefit of the Senior Secured Parties a continuing security interests in and to all Collateral of such Pledgor.

        (c) Prior to the execution and delivery hereof, each Pledgor has delivered certificates representing the Pledged Securities held by such Pledgor in pledge hereunder (other than any Pledged Stock not evidenced by certificates).

                In the event that (i) any Pledgor at any time after the date hereof creates or acquires any new direct Subsidiary or acquires the capital stock, limited liability company interests, partnership interests or other equity interests of any other Person (any such Subsidiary or other Person, a "NEW ISSUER") or (ii) any Issuer at any time issues any additional or substitute shares of capital stock, limited liability company interests, partnership interests or other equity interests of any class or (iii) any Subsidiary of the Borrower (including any New Issuer) owes any Debt to any Pledgor, such Pledgor will within ten days thereafter pledge and deposit with the Collateral Agent certificates (if any) representing all such shares, limited liability company interests, partnership interests or other equity interests or an instrument (if any) evidencing such other Debt as additional security for the Secured Obligations; provided that (1) such Pledgor will not be required to take the actions described in this subsection (c) with respect to the capital stock, limited liability company interests, partnership interests or other equity interests of any New Issuer that is not a Domestic Issuer to the extent the aggregate capital stock, limited liability company interests, partnership interests or other equity interests of such New Issuer subject to a Lien granted to the Collateral Agent for the benefit of the Banks and NML would exceed 66% of the outstanding capital stock, limited liability company interests, partnership interests or other equity interests of such New Issuer and (2) such Pledgor will not be required to take any of the actions described in this subsection (c) with respect to the capital stock, limited



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liability company interests, partnership interests or other equity interests of any New Issuer to the extent any such action is prohibited by the terms of any agreement or instrument to which (aa) such New Issuer is a party or is bound as in effect on the date such New Issuer becomes a direct Subsidiary of such Pledgor, so long as such agreement or instrument was not entered into in contemplation of such New Issuer becoming a Subsidiary of such Pledgor or (bb) such Pledgor or any of its wholly-owned Subsidiaries incorporated in the United States or any State thereof (other than such New Issuers) is a party or is bound as in effect on October 15, 1999. All such shares and other equity interests, notes and instruments constitute Pledged Securities and are subject to all provisions of this Agreement.



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        (d)     The Security Interests are granted as security only and shall not subject the Collateral Agent, any Bank or NML to, or transfer or in any way affect or modify, any obligation or liability of each Pledgor or any of its Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

        SECTION 4. Delivery of Pledged Securities . All Pledged Instruments held by each Pledgor shall be delivered to the Collateral Agent by such Pledgor pursuant hereto indorsed to the order of the Collateral Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. All certificates representing Pledged Stock delivered to the Collateral Agent by each Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

        SECTION 5. Further Assurances . (a) Each Pledgor agrees that it will, at its expense and in such manner and form as the Collateral Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Collateral Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of such Pledgor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

        (b) Each Pledgor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Collateral Agent not less than 30 days' prior notice thereof.

        SECTION 6. Record Ownership of Pledged Stock . The Collateral Agent may at any time or from time to time following the occurrence and during the continuance of an Event of Default, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Collateral Agent or its nominee. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of such Pledgor and the Collateral Agent will promptly give to such Pledgor copies of any notices and communications received by the Collateral Agent with respect to Pledged Stock registered in the name of the Collateral Agent or its nominee.



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        SECTION 7. Right to Receive Distributions on Collateral . The Collateral
Agent shall have the right to receive and, during the continuance of any Default, to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and each Pledgor shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by such Pledgor shall be received in trust for the benefit of the Collateral Agent, the Secured Parties and, if the Collateral Agent so directs during the continuance of a Default, shall be segregated from other funds of such Pledgor and shall, forthwith upon demand by the Collateral Agent during the continuance of a Default, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults have been cured, the Collateral Agent's right to retain dividends, interest and other payments and distributions under this
Section 7 shall cease and the Collateral Agent shall pay over to such Pledgor any such Collateral retained by it during the continuance of a Default.

        SECTION 8. Right to Vote Pledged Stock . Unless a Default shall have occurred and be continuing, each Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock.

        If a Default shall have occurred and be continuing, the Collateral Agent shall have the right to the extent permitted by law and such Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

        SECTION 9. General Authority . Each Pledgor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Collateral Agent, the Secured Parties or otherwise, for the sole use and benefit of the Collateral Agent, the Secured Parties, but at the expense of such Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

        (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

        (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,



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        (c)     to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

        (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give such Pledgor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and the Pledgors agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

        SECTION 10. Remedies upon Event of Default . If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. Any Bank or NML may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (B) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law. Each Pledgor will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such



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sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of such Pledgor which may be waived, and such Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

        SECTION 11. Expenses . Each Pledgor agrees that it will forthwith upon demand pay to the Collateral Agent:

        (a) the amount of any taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

        (b) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with (i) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (iv) any Default or Event of Default.

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Any such amount not paid on demand shall bear interest at the rate applicable to
Base Rate Loans and shall be an additional Secured Obligation hereunder.

        SECTION 12. Limitation on Duty of Collateral Agent in Respect of Collateral . Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any Collateral Agent or bailee selected by the Collateral Agent in good faith.

        SECTION 13. Application of Proceeds . (a) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Collateral Agent in the following order of priorities:

                        first, to payment of the expenses of such sale or other
                realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent is to be reimbursed pursuant to any Financing Document and unpaid fees owing to the Collateral Agent under any Financing Document;

                        second, to payment of any unreimbursed expenses for
                which any Senior Secured Party is to be reimbursed pursuant to any Financing Document, and unpaid fees owing to the Administrative Agent under the New Agreement;

                        third, to the ratable payment of accrued but unpaid
                interest on the Senior Secured Obligations;

                        fourth, to the ratable payment of Senior Secured
                Obligations consisting of unpaid principal of Loans made under the New Agreement;

                      fifth, to the ratable payment of all other Senior Secured
               Obligations, until all such Secured Obligations have been repaid in full;

                        sixth, to the ratable payment of any unreimbursed
                expenses for which any Junior Secured Party is to be reimbursed pursuant to any Financing Document, unpaid fees owing to the Administrative Agent under the Existing Agreement and unpaid amount owing to the Treasury Management Bank under the Treasury Management Agreement which are Junior Bank Secured Obligations;

                        seventh, to the ratable payment of accrued but unpaid
                interest on the Junior Bank Secured Obligations and the NML Secured Obligations;

                        eighth, to the ratable payment of (x) Junior Bank
                Secured Obligations consisting of unpaid principal of Loans made under the Existing Agreement and, subject to the second sentence of subsection (b), Letter of Credit Obligations and (y) NML Secured Obligations;

                        ninth, to the ratable payment of all other Junior Bank
                Secured Obligations and NML Secured Obligations, until all such Secured Obligations have been repaid in full; and

                        finally, to payment to each Pledgor or its successors or
                assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

        (b) The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. If at any time any monies collected or received by the Collateral Agent are distributable pursuant to this Section in respect of a Letter of Credit Obligation which is a contingent obligation at such time, then the Collateral Agent shall invest such amounts in Liquid Investments (as defined in the Security Agreement) selected by it and shall hold all such amounts so distributable and all such Liquid Investments and the net proceeds thereof in trust for application to the payment of such Letter of Credit Obligation at such time as such Letter of Credit Obligation is no longer a contingent obligation. If the Collateral Agent holds any amounts which were distributable in respect of any Letter of Credit Obligations after all Letters of Credit have expired and all amounts payable with respect thereto have been paid, such amounts shall be applied in the order set forth in subsection (a) above.

        (c) In making the determinations and allocations required by this Section, the Collateral Agent shall have no liability to any Secured Party for actions taken in reliance on information supplied by such Secured Party as to the amounts of the Secured Obligations held by them. All distributions made by the Collateral Agent pursuant to this Section shall be final, and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to them. However, if at any time the Collateral Agent determines that an allocation or distribution previously made pursuant to this Section was based on a mistake of fact (including, without limiting the generality of the foregoing, mistakes based on any assumption that principal or interest has been paid by payments which are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Collateral Agent may in its discretion, but shall not be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Collateral Agent and the other Secured Parties receive the distributions to which they would have been entitled if such mistake of fact had not been made.

        SECTION 14. Concerning the Collateral Agent . The provisions of Article 7 of the Credit Agreements shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreements and the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

        (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion.

        (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by each Pledgor.

        SECTION 15. Appointment of Co-Agents . At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

        SECTION 16. Termination of Security Interests; Release of Collateral .
(a) Upon the repayment in full of all Secured Obligations, the termination of the Commitments under the Credit Agreements and the cancellation or expiration of all Letters of Credit, the Security Interests and all obligations of each Pledgor under this Agreement shall terminate and all rights to and interests in the Collateral shall revert to such Pledgor.

        (b) Subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing and subject always to the rights of the Senior Secured Parties under the New Agreement, to the rights of the Junior Bank Parties under the Treasury Management Agreement and the Existing Agreement and to the rights of NML under the NML Note Agreement, upon any sale or other disposition of any Collateral permitted under Section 5.13 of the Existing Agreement and Section 5.13 of the New Agreement (any such sale or other disposition, a "PERMITTED COLLATERAL SALE"), the Security Interests in the Collateral subject to such Permitted Collateral Sale (but not in any Proceeds thereof) shall cease immediately without any further action on the part of the Collateral Agent. The Collateral Agent shall be fully protected in relying on a certificate from any Pledgor stating that a sale or other disposition of any Collateral constitutes a Permitted Collateral Sale.

        (c)     In addition to releases of Collateral effected by subsection
(b), at any time and from time to time prior to the termination of the Security Interests, the Collateral Agent may release any of the Collateral with the prior written consent of the Required Banks; provided that the Collateral Agent may release all or substantially all of the Collateral (for purposes of this proviso only, as defined in the Credit Agreements) only with the prior written consent of all of the Banks.

        (d) Upon the termination of the Security Interests or any release of any Collateral effected or permitted by this Section, the Collateral Agent will promptly, at the expense of each Pledgor, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be, including UCC termination statements, and will duly assign, transfer and deliver to such Pledgor or to whomever lawfully shall be entitled to receive the same, such of the Collateral as may be in the possession of the Collateral Agent.

        (e) Upon the repayment in full of all NML Secured Obligations, NML's rights under this Agreement shall terminate. Upon any such termination, NML will, at the expense of the Pledgors, execute and deliver to the Pledgors such documents as any Pledgor may reasonably request to evidence such termination.

        SECTION 17. Notices . All notices hereunder shall be given in accordance with Section 8.01 of the New Agreement, Section 10.01 of the Existing Agreement or Section 9.6 of the NML Note Agreement, as the case may be.

        SECTION 18. Waivers, Non-Exclusive Remedies . No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof;

nor shall any single or partial exercise by the Collateral Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

        SECTION 19. Successors and Assigns . This Agreement is for the benefit of the Collateral Agent, the Secured Parties and their successors and assigns, respectively, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Pledgor and its successors and assigns.

        SECTION 20. Changes in Writing . Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Pledgor and the Collateral Agent with the consent of the Required Banks (or, in the case of any change to the first sentence of Section 16 or to the number of Banks whose consent shall be required for the Collateral Agent to take any action under this Section or any other provision of this Agreement, the consent of all the Banks).

        SECTION 21. New York Law . This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

        SECTION 22. Severability . If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

        SECTION 23. Restrictions on MDH . The Borrower will ensure that:

                (a)     MDH does not incur any Debt;

                (b) MDH does not incur or suffer to exist any Lien on any of its assets except the Lien permitted by Section 5.12(g) of each Credit Agreement;

                (c) MDH does not merge or consolidate with or into any other Person;

                (d) MDH does not transfer or otherwise dispose of any shares of MDA, except pursuant to a Reduction Event;

                (e) MDH does not engage in any business or activity whatsoever or acquire any assets, other than the holding of the shares of MDA owned by it on the Effective Date and the sale thereof in a Reduction Event; and

                (f) MDH does not enter into any agreement, other than (1) the Amended and Restated Shareholders' Agreement dated as of June 29, 2000 among MDH and certain other shareholders of MDA, as in effect on the Effective Date,
(2) the Amended and Restated Secondary Option Agreement dated as of June 29, 2000 among MDH and certain other shareholders of MDA, as in effect on the Effective Date, or (3) [CODE3].

        SECTION 24. Additional Pledgors . Any Subsidiary of the Borrower may become a "Subsidiary Pledgor" party hereto and bound hereby by executing a counterpart hereof, setting forth the address of the chief executive office of such Pledgor, and delivering same to the Collateral Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                            ORBITAL SCIENCES CORPORATION



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            ENGINEERING TECHNOLOGIES, INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            ORBITAL COMMERCIAL SYSTEMS, INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK, as Collateral Agent



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                   SCHEDULE I
                                EXISTING ISSUERS


                                                                                   Percentage
                                        Jurisdiction                                of Shares
                         Existing            of                       Number of    Outstanding  Certificate
      PLEDGOR             Issuer       Incorporation  Type of Shares    Shares    Being Pledged    Number
-------------------------------------------------------------------------------------------------------------
Orbital Sciences    Engineering        Virginia       Common         354,297       100%         40
Corporation         Technologies, Inc.                Class A
                                                      Voting

                                                      Common         21,500                     12
                                                      Class B Non-
                                                      Voting
-------------------------------------------------------------------------------------------------------------
Engineering         Orbital Space      Virginia       Common         100,000      100%          1
Technologies, Inc.  Systems, Inc.
-------------------------------------------------------------------------------------------------------------
Orbital Sciences    Orbital            Virginia       Common         1,000        100%          1
Corporation         Commercial
                    Systems, Inc.
-------------------------------------------------------------------------------------------------------------
Orbital Commercial  Orbital            Virginia       Common         100          100%          1
Systems, Inc.       International,
                    Inc.
-------------------------------------------------------------------------------------------------------------
Orbital Sciences    Orbital Services   Delaware       Common         100          100%          1
Corporation         Corporation
-------------------------------------------------------------------------------------------------------------
Orbital Sciences    Orbital            Delaware       Common         100          100%          1
Corporation         Navigation
                    Corporation
-------------------------------------------------------------------------------------------------------------
Orbital Sciences    Orblink LLC        Delaware       Uncertificated N/A          100%          None
Corporation                                           membership
                                                      interest
-------------------------------------------------------------------------------------------------------------
Orbital Sciences    MDA Holdings       Delaware       Common         100          100%          1
Corporation         Corporation
-------------------------------------------------------------------------------------------------------------
Orbital Sciences    Magellan           Delaware       Common         666,666      66%           FBU 0001
Corporation         Corporation
                                                                     49,333,234                 MC 0061

                                                                     100                        7
-------------------------------------------------------------------------------------------------------------

                                   SCHEDULE II
                             CHIEF EXECUTIVE OFFICE

-----------------------------------------------------------------------------------------------
                   Pledgor                             Chief Executive Office Address
-----------------------------------------------------------------------------------------------
Orbital Sciences Corporation                  21700 Atlantic Boulevard
                                              Dulles, Virginia 20166
-----------------------------------------------------------------------------------------------
Engineering Technologies, Inc.                21700 Atlantic Boulevard
                                              Dulles, Virginia 20166
-----------------------------------------------------------------------------------------------
Orbital Commercial Systems, Inc.              21700 Atlantic Boulevard
                                              Dulles, Virginia 20166
-----------------------------------------------------------------------------------------------